                                                                 Exhibit 10.64.1

                        CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SETTLEMENT AGREEMENT

        This SETTLEMENT AGREEMENT ("Agreement") is made and entered into as of September 19, 2001 ("Effective Date"), by and among Lexicon Genetics Incorporated ("Lexicon"), a corporation organized under the laws of the State of Delaware, having its principal place of business in The Woodlands, Texas, GenPharm International, Inc. ("GenPharm"), a California corporation having a principal place of business in Milpitas, California, The University of Utah Research Foundation ("Foundation"), having a principal place of business at Salt Lake City, Utah, and Deltagen, Inc. ("Deltagen"), a corporation organized under the laws of the State of Delaware, having its principal place of business in Menlo Park, California.

                                    RECITALS

        Lexicon is an exclusive licensee in certain fields with the right to bring suit on U.S. Patent Nos. 5,789,215 (the "'215 patent"), 5,627,059, 5,487,992, 5,631,153; 5,464,764 and 6,204,061 (the "Capecchi patents") (the '215 patent and Capecchi patents are referred to collectively as the "Patents").

        On May 24, 2000, Lexicon filed a complaint in the United States District Court for the District of Delaware, Case No. 00-516-JFF, in which GenPharm, the assignee of the '215 patent, was subsequently joined as a co plaintiff (the "Delaware Action"), seeking judgment that Deltagen infringed the '215 patent and an award of damages and injunctive relief against Deltagen. On July 19, 2001, Lexicon and the Foundation filed an amended complaint in the United States District Court for the Northern District of California, Case No. CVOO-21060-PVT ADR (the "California Action") (the Delaware Action and the California Action are referred to collectively as the "Actions"), seeking judgment that Deltagen infringed the Capecchi Patents and an award of damages and injunctive relief against Deltagen.

        On November 14, 2000, Deltagen filed patent invalidity and noninfringement declaratory judgment counterclaims and antitrust counterclaims against Lexicon and GenPharm in the Delaware Action. On April 23, 2001, Deltagen filed a motion seeking to amend its counterclaims in the Delaware Action to add additional federal and state unfair competition claims. Lexicon and GenPharm opposed Deltagen's motion to amend, which is still pending. On August 15, 2001, Deltagen filed patent invalidity and noninfringement declaratory judgment counterclaims against Lexicon and the Foundation in the California Action.

        Concurrently with their execution of this Agreement, Lexicon and Deltagen have entered into a Sublicense Agreement under which Lexicon has granted Deltagen certain rights under the Patents (the "Sublicense Agreement"), and a DeltaBase Collaboration Agreement under which Deltagen has granted Lexicon certain rights to information and materials in its DeltaBase(TM) product and related intellectual property (the "Collaboration Agreement").

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

        Lexicon, Deltagen, GenPharm and the Foundation now wish to settle any and all claims and disputes among them relating to the Actions and the Patents.

        NOW, THEREFORE, in consideration of the above premises and mutual covenants hereinafter contained, Lexicon, Deltagen, GenPharm and the Foundation agree as follows:

1.      DISMISSAL OF THE ACTION

        1.1 Within five (5) days of the Effective Date of this Agreement, Lexicon, Deltagen, GenPharm and the Foundation shall file stipulated dismissals with prejudice to dismiss the entirety of both Actions, including all claims and counterclaims filed in the Actions, in the form attached hereto as Exhibit A.

        1.2 Lexicon, GenPharm and the Foundation, and each of them, represent that, to the best of their knowledge, other than the claims and counterclaims asserted in the Actions, no other presently asserted claims or counterclaims against Deltagen exist as of the Effective Date of this Agreement, and that none of Lexicon, GenPharm and the Foundation has assigned, or will assign, any such claims or counterclaims against Deltagen to a third party as of the Effective Date of this Agreement.

        1.3 Deltagen represents that, to the best of its knowledge, other than the claims and counterclaims asserted in the Actions, no other presently asserted claims or counterclaims against Lexicon, GenPharm or the Foundation exist as of the Effective Date of this Agreement, and that Deltagen has not assigned, and will not assign, any such claims or counterclaims against Lexicon, GenPharm or the Foundation to a third party as of the Effective Date of this Agreement.

        1.4 Lexicon, GenPharm and the Foundation, on the one hand, and Deltagen, on the other hand, shall each bear their own costs and legal fees associated with the Actions, and neither Lexicon, GenPharm or the Foundation, on the one hand, nor Deltagen, on the other hand, shall file, or cause to be filed, any action or proceeding against each other to recover any costs or legal fees associated with the Actions. Nothing herein shall affect any contractual obligations of Lexicon to GenPharm or the Foundation with respect to the payment or reimbursement by Lexicon of costs and legal expenses incurred by GenPharm and the Foundation in connection with the Actions.

2.      SETTLEMENT AGREEMENTS

        2.1 The Sublicense Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, each of Lexicon and Deltagen, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        2.2 The Collaboration Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, each of Lexicon and Deltagen, enforceable

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.      RELEASES

        3.1 Lexicon, GenPharm and the Foundation release and discharge Deltagen and its predecessors, successors, subsidiaries, divisions, affiliates, officers, directors, agents and employees, from any and all claims, counterclaims, cross claims, demands, causes of action, obligations and liabilities of any kind, whether liquidated or unliquidated, whether at this time suspected, known or unknown, and whether anticipated or unanticipated, which Lexicon, GenPharm and the Foundation had in the past or had at any time up to the Effective Date, or which are based on any acts or omissions occurring prior to the Effective Date, against Deltagen that were asserted in or could have been asserted in, and are related to or arise from the Patents or any other allegations, claims and counterclaims alleged in the Actions, including without limitation any compulsory counterclaims that should have been made in the Actions. This release by Lexicon, GenPharm and the Foundation shall not affect any warranty or contractual claims by Lexicon against Deltagen under the Sublicense Agreement or Collaboration Agreement.

        3.2 Deltagen releases and discharges Lexicon, GenPharm and the Foundation and their predecessors, successors, subsidiaries, divisions, affiliates, officers, directors, agents and employees, from any and all claims, counterclaims, cross claims, demands, causes of action, obligations and liabilities of any kind, whether liquidated or unliquidated, whether at this time suspected, known or unknown, and whether anticipated or unanticipated, which Deltagen had in the past or had at any time up to the Effective Date, or which are based on any acts or omissions occurring prior to the Effective Date, against Lexicon, GenPharm and the Foundation that were asserted in or could have been asserted in, and are related to or arise from the Patents or any other allegations, claims and counterclaims alleged in the Actions, including without limitation any compulsory counterclaims that should have been made in the Actions. This release by Deltagen shall not affect any warranty or contractual claims by Deltagen against Lexicon under the Sublicense Agreement or Collaboration Agreement.

        3.3 The releases by the parties herein include an express, knowing and voluntary waiver and relinquishment to the fullest extent permitted by law of the provisions, rights and benefits of Section 1542 of the California Civil Code (or any law of similar effect), which reads as follows:

                A GENERAL RELEASE DOES NOT EXTEND TO THE
                CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR
                SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF
                EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM
                MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT
                WITH THE DEBTOR.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.      RETURN OF DOCUMENTS RELATING TO THE ACTION

        4.1 The parties agree to treat the documents and other materials produced in connection with the Actions in accordance with the Stipulated Protective Orders in these Actions.

5.      MISCELLANEOUS

        5.1 Entire Understanding. This Agreement sets forth the entire understanding of the parties on the subject matter herein, and no amendment to this Agreement shall be effective unless in writing signed by an authorized representative of each party.

        5.2 No Admissions. This Agreement shall not in any way be construed as an admission of fact or liability by Lexicon, Deltagen, GenPharm or the Foundation that any of them has acted wrongfully with respect to the other or any other person, or that any of them has any rights against the other or any of the others' current or former officers, directors, employees or agents, or for any other fact or purpose not specifically set forth herein. Lexicon, GenPharm and the Foundation, on the one hand, and Deltagen, on the other, specifically deny any liability for wrongful acts against one another.

        5.3 Confidentiality. The parties shall keep the terms and conditions of this Agreement (except the existence of this Agreement) confidential and shall not divulge the terms and conditions to any third party except: (i) with the prior written consent of the other parties; (ii) to any governmental body having jurisdiction to request such information; or (iii) as otherwise may be required by law or legal process.

        5.4 Notices. All notices required or permitted to be given hereunder shall be in writing and be deemed as given when dispatched, and shall be addressed as follows and dispatched by registered or certified airmail in any post office in the United States:

        If to Deltagen:        Deltagen, Inc.
                               740 Bay Road
                               Redwood City, CA 94063 2469
                               Attention: President

                               Copy to: General Counsel

        If to Lexicon:         Lexicon Genetics Incorporated
                               4000 Research Forest Drive
                               The Woodlands, Texas 77381
                               Attention: President

                               Copy to: Vice President, Intellectual Property

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

        If to GenPharm:        GenPharm International, Inc.
                               c/o Medarex, Inc.
                               707 State Road
                               Princeton, NJ 08540
                               Attention: President

                               Copy to: General Counsel

        If to the Foundation:  University of Utah
                               Department of Technology Transfer
                               615 Arapeen Drive
                               Suite 110
                               Salt Lake City, Utah 84108
                               Attention: Brent Brown

                               Copy to:
                               University of Utah General Counsel's Office
                               309 Park Building
                               Salt Lake City, Utah 84108

        5.5 Any party may at any time give written notice of a change of its address to the other party.

        5.6 Assignment. No party may assign its right or delegate its obligations under this Agreement without the prior written consent of the other parties, except to the surviving entity in a merger or consolidation in which it participates or to a successor of all or substantially all of the assigning party's stock, assets or business to which this Agreement relates. Any unauthorized assignment of this Agreement shall be void. Subject to the foregoing, the rights and liabilities of the parties will bind and inure to the benefit of their respective successors and assigns.

        5.7 Disputes. If any controversy or claim should arise under this Agreement between Lexicon and Deltagen, the matter shall be referred to an individual designated by the Chief Executive Officer (or the equivalent position) of Lexicon and an individual designated by the Chief Executive Officer (or the equivalent position) of Deltagen (the "Representatives"), who will attempt in good faith to resolve such controversy or claim promptly by negotiations. If the matter has not been resolved within [*] days of the first meeting of the Representatives (which period may be extended by mutual agreement) concerning such matter, such matter shall be resolved by binding arbitration in accordance with this Section 5.7. Any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement that are not resolved by the parties under this Section 5.7 shall be resolved by final and binding arbitration in [*] under the Commercial Arbitration Rules of the American Arbitration Association as then in effect. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement or to award punitive damages. Judgment on an arbitral award may be entered by any court of competent jurisdiction.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

        5.8 Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of the State of Delaware.

        5.9 Headings. The captions and headings used in this Agreement are for convenience only and are not to be used in interpreting the rights and obligations of the parties under this Agreement.

        5.10 Waiver. No delay or omission by any party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing signed by all parties.

        5.11 Advice of Counsel. The parties represent that they have relied upon the legal advice of their own attorneys, who are attorneys of their own choosing. The parties further represent that they have read the terms of this Agreement, in their entirety, and that those terms are fully understood and voluntarily accepted by each of the parties.

        5.12 Interpretation. No provision of this Agreement is to be interpreted for or against any party because that party or its attorney drafted the provision.

        5.13 Severability. If for any reason a competent authority finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision or portion shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

        5.14 Relationship. Nothing contained in this Agreement shall be construed to make the parties partners, joint venturers, principals, agents or employees of the other.

        5.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement among the parties.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be sinned below by their respective duly authorized officers.

LEXICON GENETICS INCORPORATED              DELTAGEN, INC.

By:                                        By:
      ----------------------------                ----------------------------

Title:                                     Title:
      ----------------------------                ----------------------------

Date:                                      Date:
      ----------------------------                ----------------------------

GENPHARM INTERNATIONAL, INC.               THE UNIVERSITY OF UTAH
                                           RESEARCH FOUNDATION

By:                                        By:
      ----------------------------                ----------------------------

Title:                                     Title:
      ----------------------------                ----------------------------

Date:                                      Date:
      ----------------------------                ----------------------------

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT A

                          UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE

LEXICON GENETICS, INCORPORATED, a          C.A. No. 00-516-JJF
Delaware Corporation, and GENPHARM
INTERNATIONAL, INCORPORATED, a California
Corporation

             Plaintiffs,
       v.

DELTAGEN, INC., a Delaware Corporation

             Defendant.

                     STIPULATION OF DISMISSAL WITH PREJUDICE

        Pursuant to Fed. R. Civ. P. 41(a)(1), the parties hereby stipulate to the dismissal with prejudice of this action, including all claims and counterclaims filed herein.

DATED: September ___, 2001        By:
                                     -------------------------------------------
                                     Richard Horwitz, Esq.
                                     James M Kron, Esq.
                                     POTTER ANDERSON & CORROON, LLP
                                     Hercules Plaza
                                     1313 N. Market Street
                                     Wilmington, DE 19899 0951

                                     David L. Bilsker, Esq.
                                     Buckmaster De Wolf, Esq.
                                     Mark A. Seka, Esq.
                                     HOWREY SIMON ARNOLD & WHITE LLP
                                     301 Ravenswood Avenue
                                     Menlo Park, CA 94025

                                     Counsel for Plaintiff Lexicon Genetics Inc.

STIPULATION OF DISMISSAL WITH PREJUDICE Civil Action No. 00 516 JIF

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

DATED: September ___, 2001        By:
                                     -------------------------------------------
                                     Patrick Smink Rogowski, Esq.
                                     CONNOLLY BOVE LODGE & HUTZ, LLP
                                     1220 Market Street
                                     P.O. Box 2207
                                     Wilmington, DE 19899

                                     Kevin C. McCann, Esq.
                                     LASKY, HAAS & COHLER
                                     Two Transamerica Center
                                     505 Sansome Street
                                     San Francisco, CA 94111

                                     William Scofield, Esq.,
                                     LAHIVE & COCKFIELD, LLP
                                     28 State Street
                                     Boston, MA 02109 1784

                                     Counsel for Involuntary Plaintiff GenPharm
                                     International

DATED: September ___, 2001        By:
                                     -------------------------------------------
                                     Josy W. Ingersoll, Esq.
                                     John W. Shaw, Esq.
                                     YOUNG CONAWAY STARGATT & TAYLOR, LLP
                                     Rodney Square North, 11th Floor
                                     P.O. Box 391
                                     Wilmington, DE 19899 0391

                                     Gerald Sobel, Esq.
                                     Aaron Stiefel, Esq.
                                     Daniel DiNapoli, Esq.
                                     Todd Holmbo, Esq.
                                     KAYE, SCHOLER, FIERMAN, HAYS & HANDLER, LLP
                                     425 Park Avenue
                                     New York, NY 10022 3598

                                     Counsel for Defendant Deltagen Inc.

STIPULATION OF DISMISSAL WITH PREJUDICE Civil Action No. 00 516 JIF

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                       IN THE UNITED STATES DISTRICT COURT

                     FOR THE NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION

LEXICON GENETICS INCORPORATED,             Case No. CV-00-21060 PVT ADR
a Delaware Corporation,

                                           STIPULATION OF DISMISSAL
           Plaintiff,                      WITH PREJUDICE
and

University of Utah Research Foundation

           (Nominal Plaintiff)

DELTAGEN, INC., a Delaware Corporation,
            Defendant.

        Pursuant to Fed. R. Civ. P. 41(a)(1), the parties hereby stipulate to the dismissal with prejudice of this action, including all claims and counterclaims filed herein.

DATED: September___, 2001         By:
                                     -------------------------------------------
                                     David L. Bilsker, Esq.
                                     Buckmaster De Wolf, Esq.
                                     Mark A. Seka, Esq.
                                     HOWREY SIMON ARNOLD & WHITE LLP
                                     301 Ravenswood Avenue
                                     Menlo Park, CA 94025

                                     Counsel for Plaintiff Lexicon Genetics Inc.

STIPULATION OF DISMISSAL WITH PREJUDICE

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

DATED: September___, 2001         By:
                                     -------------------------------------------
                                     George A. Riley
                                     O'MELVENY & MYERS, LLP
                                     Embarcadero Center West
                                     275 Battery Street
                                     San Francisco, CA 94111 3305
                                     T: 415.984.8700
                                     F: 415.984.8701

                                     Counsel for Nominal Plaintiff University of
                                     Utah Research Foundation

DATED: September___, 2001         By:
                                     -------------------------------------------
                                     Stephen D. Leanos
                                     TOMLINSON ZISKO MOROSOLI &
                                       MASER, LLP
                                     200 Page Mill Road
                                     Palo Alto, CA 94306

                                     Gerald Sobel
                                     Aaron Stiefel
                                     Daniel DiNapoli
                                     Todd Holmbo
                                     KAYE SCHOLER LLP
                                     425 Park Avenue
                                     New York, NY 10022-3598

                                     Counsel for Defendant Deltagen Inc.

STIPULATION OF DISMISSAL WITH PREJUDICE

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                             CERTIFICATE OF SERVICE

        I hereby certify that copies of the foregoing STIPULATION OF DISMISSAL WITH PREJUDICE was served by facsimile and regular United States mail, postage prepaid, this ____th day of August, 2001 upon:

                                     Gerald Sobel
                                     Aaron Stiefel
                                     Daniel DiNapoli
                                     Todd Holmbo.
                                     KAYE SCHOLER LLP
                                     425 Park Avenue
                                     New York, NY 10022-3598
                                     T: 212.836.8000
                                     F: 212.836.7159

                                     James R. Busselle
                                     TOMLINSON ZISKO MOROSOLI &
                                      MASER, LLP
                                     200 Page Mill Road
                                     Palo Alto, CA 94306
                                     T: 650.325.8666
                                     F: 650.324.1808

                                     George A. Riley
                                     O'MELVENY & MYERS, LLP
                                     Embarcadero Center West
                                     275 Battery Street
                                     San Francisco, CA 94111-3305
                                     T: 415.984.8700
                                     F: 415.984.8701

                                     -------------------------------------------
                                                      Karen Leaver
CERTIFICATE OF SERVICE

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.